UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO Global Dividend Portfolio

Schedule of Investments

PIMCO Global Dividend Portfolio

March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%
COMMON STOCKS 95.7%
AUSTRALIA 3.9%
CONSUMER DISCRETIONARY 1.2%
G8 Education Ltd.	1,320,285	$3,812

HEALTH CARE 1.2%
Sonic Healthcare Ltd.	253,434	3,635

INDUSTRIALS 1.5%
Spotless Group Holdings Ltd.	4,911,980	4,756

Total Australia		12,203

BRAZIL 1.6%
CONSUMER STAPLES 1.1%
Ambev S.A.	655,300	3,430

HEALTH CARE 0.5%
Qualicorp S.A.	424,006	1,753

Total Brazil		5,183

CANADA 2.0%
ENERGY 1.0%
Suncor Energy, Inc.	112,878	3,143

UTILITIES 1.0%
Capital Power Corp.	227,775	3,157

Total Canada		6,300

DENMARK 1.0%
CONSUMER STAPLES 1.0%
Scandinavian Tobacco Group A/S (a)	190,294	3,057

Total Denmark		3,057

FRANCE 3.8%
CONSUMER STAPLES 1.9%
Carrefour S.A.	223,145	6,131

UTILITIES 1.9%
Engie S.A.	382,997	5,934

Total France		12,065

GERMANY 2.9%
HEALTH CARE 2.1%
Bayer AG	55,636	6,519

MATERIALS 0.8%
Covestro AG (a)	71,789	2,682

Total Germany		9,201

GREECE 0.9%
CONSUMER DISCRETIONARY 0.9%
OPAP S.A.	414,190	2,900

Total Greece		2,900

HONG KONG 2.8%
TELECOMMUNICATION SERVICES 2.8%
China Mobile Ltd.	801,000	8,866

Total Hong Kong		8,866

ITALY 2.9%
FINANCIALS 1.9%
Intesa Sanpaolo SpA	2,136,883	5,908

INDUSTRIALS 1.0%
Societa Iniziative Autostradali e Servizi SpA	309,803	3,172

Total Italy		9,080

JAPAN 3.9%
CONSUMER DISCRETIONARY 1.7%
Bridgestone Corp.	144,385	5,389

TELECOMMUNICATION SERVICES 2.2%
Nippon Telegraph & Telephone Corp.	162,228	7,008

Total Japan		12,397

KENYA 0.5%
TELECOMMUNICATION SERVICES 0.5%
Safaricom Ltd.	9,617,100	1,593

Total Kenya		1,593

NETHERLANDS 2.3%
FINANCIALS 2.3%
Aegon NV	766,635	4,213
NN Group NV	92,542	3,021

Total Netherlands		7,234

RUSSIA 0.5%
CONSUMER STAPLES 0.5%
Magnit PJSC SP - GDR	41,875	1,673

Total Russia		1,673

SPAIN 1.0%
CONSUMER DISCRETIONARY 0.5%
Atresmedia Corp. de Medios de Comunicacion S.A.	150,698	1,647

CONSUMER STAPLES 0.5%
Ebro Foods S.A.	73,585	1,604

Total Spain		3,251

SWITZERLAND 2.1%
HEALTH CARE 2.1%
Roche Holding AG	26,491	6,505

Total Switzerland		6,505

TAIWAN 1.6%
INFORMATION TECHNOLOGY 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	976,163	4,869

Total Taiwan		4,869

UNITED KINGDOM 9.9%
ENERGY 1.2%
Golar LNG Partners LP	255,140	3,748

FINANCIALS 4.9%
HSBC Holdings PLC	964,054	5,995
ICAP PLC	465,135	3,164
Lloyds Banking Group PLC	6,334,851	6,170

		15,329

INDUSTRIALS 0.5%
Aggreko PLC	105,475	1,629

TELECOMMUNICATION SERVICES 3.3%
Vodafone Group PLC	3,270,397	10,392

Total United Kingdom		31,098

UNITED STATES 52.1%
CONSUMER DISCRETIONARY 9.0%
Comcast Corp. ‘A’	128,740	7,863
General Motors Co.	236,850	7,444
Macy’s, Inc.	107,770	4,752
SeaWorld Entertainment, Inc.	215,417	4,537
Time Warner, Inc.	50,908	3,693

		28,289

CONSUMER STAPLES 2.0%
Wal-Mart Stores, Inc.	92,677	6,347

ENERGY 2.1%
Schlumberger Ltd.	88,822	6,551

FINANCIALS 5.2%
Blackstone Group LP	223,912	6,281
Navient Corp.	260,095	3,114
Prudential Financial, Inc.	42,665	3,081
Regions Financial Corp.	506,387	3,975

		16,451

HEALTH CARE 10.4%
Abbott Laboratories	135,514	5,669
AbbVie, Inc.	166,948	9,536
Merck & Co., Inc.	135,051	7,145
Pfizer, Inc.	351,133	10,408

		32,758

INDUSTRIALS 2.4%
Neilsen Holdings PLC	141,080	7,429

INFORMATION TECHNOLOGY 10.6%
Apple, Inc.	68,285	7,442
Cisco Systems, Inc.	292,650	8,332
QUALCOMM, Inc.	198,466	10,150
Western Digital Corp.	157,135	7,423

		33,347

MATERIALS 2.2%
International Paper Co.	166,395	6,829

TELECOMMUNICATION SERVICES 4.8%
AT&T, Inc.	250,098	9,796
CenturyLink, Inc.	165,014	5,274

		15,070

UTILITIES 3.4%
Duke Energy Corp.	5,641	455

PG&E Corp.	172,141	10,280

		10,735

Total United States		163,806

Total Common Stocks (Cost $325,606)		301,281

REAL ESTATE INVESTMENT TRUSTS 2.8%
UNITED STATES 2.8%
FINANCIALS 2.8%
Colony Capital, Inc. ‘A’	322,957	5,416
Outfront Media, Inc.	165,873	3,500

		8,916

Total Real Estate Investment Trusts (Cost $11,781)		8,916

SHORT-TERM INSTRUMENTS 0.5%
REPURCHASE AGREEMENTS (d) 0.2%		481

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.3%
0.191% due 04/07/2016 - 04/28/2016 (b)(c)(f)	$1,014	1,014

Total Short-Term Instruments (Cost $1,495)		1,495

Total Investments in Securities (Cost $338,882)		311,692

	SHARES
INVESTMENTS IN AFFILIATES 0.7%
SHORT-TERM INSTRUMENTS 0.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III	209,280	2,068

Total Short-Term Instruments (Cost $2,068)		2,068

Total Investments in Affiliates (Cost $2,068)		2,068

Total Investments 99.7% (Cost $340,950)		$313,760
Financial Derivative Instruments (e) (0.4%) (Cost or Premiums, net $0)		(1,298)
Other Assets and Liabilities, net 0.7%		2,237

Net Assets 100.0%		$314,699

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon bond.

Borrowings and Other Financing Transactions

(d)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	03/31/2016	04/01/2016	$481	U.S. Treasury Notes 3.125% due 05/15/2021	$(496)	$481	$481

Total Repurchase Agreements						$(496)	$481	$481

(1)	Includes accrued interest.

(e)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
GLM	04/2016	$	17,372	GBP	12,165	$100	$0
	05/2016	GBP	12,165	$	17,373	0	(101)
HUS	04/2016		12,165		17,009	0	(463)
	05/2016	HKD	36,100		4,634	0	(22)
MSB	04/2016	EUR	18,384		20,174	0	(745)
SOG	05/2016	TRY	4,391		1,471	0	(67)
UAG	04/2016	$	20,587	EUR	18,384	333	0
	05/2016	EUR	18,384	$	20,604	0	(333)

Total Forward Foreign Currency Contracts						$433	$(1,731)

(f)	Securities with an aggregate market value of $1,014 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$3,812	$0	$3,812
Health Care	0	3,635	0	3,635
Industrials	0	4,756	0	4,756
Brazil
Consumer Staples	3,430	0	0	3,430
Health Care	1,753	0	0	1,753
Canada
Energy	3,143	0	0	3,143
Utilities	3,157	0	0	3,157
Denmark
Consumer Staples	3,057	0	0	3,057
France
Consumer Staples	0	6,131	0	6,131
Utilities	0	5,934	0	5,934
Germany
Health Care	0	6,519	0	6,519
Materials	0	2,682	0	2,682
Greece
Consumer Discretionary	0	2,900	0	2,900
Hong Kong
Telecommunication Services	0	8,866	0	8,866
Italy
Financials	0	5,908	0	5,908
Industrials	0	3,172	0	3,172
Japan
Consumer Discretionary	0	5,389	0	5,389
Telecommunication Services	0	7,008	0	7,008
Kenya
Telecommunication Services	1,593	0	0	1,593

Netherlands
Financials	0	7,234	0	7,234
Russia
Consumer Staples	1,673	0	0	1,673
Spain
Consumer Discretionary	0	1,647	0	1,647
Consumer Staples	0	1,604	0	1,604
Switzerland
Health Care	0	6,505	0	6,505
Taiwan
Information Technology	0	4,869	0	4,869
United Kingdom
Energy	3,748	0	0	3,748
Financials	0	15,329	0	15,329
Industrials	0	1,629	0	1,629
Telecommunication Services	0	10,392	0	10,392
United States
Consumer Discretionary	28,289	0	0	28,289
Consumer Staples	6,347	0	0	6,347
Energy	6,551	0	0	6,551
Financials	16,451	0	0	16,451
Health Care	32,758	0	0	32,758
Industrials	7,429	0	0	7,429
Information Technology	33,347	0	0	33,347
Materials	6,829	0	0	6,829
Telecommunication Services	15,070	0	0	15,070
Utilities	10,735	0	0	10,735
Real Estate Investment Trusts
United States
Financials	8,916	0	0	8,916
Short-Term Instruments
Repurchase Agreements	0	481	0	481
U.S. Treasury Bills	0	1,014	0	1,014
	$194,276	$117,416	$0	$311,692

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,068	$0	$0	$2,068

Total Investments	$196,344	$117,416	$0	$313,760

Financial Derivative Instruments - Assets
Over the counter	$0	$433	$0	$433

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,731)	$0	$(1,731)

Totals	$196,344	$116,118	$0	$312,462

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio’s shares is based on the Portfolio’s Net Asset Value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of March 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of March 31, 2016, the aggregate cost and the gross and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 341,082	$ 12,321	$ (39,643)	$ (27,322)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Global Dividend Portfolio	$5,659	$21,807	$(25,400)	$2	$0	$2,068	$7	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	SOG	Societe Generale	UAG	UBS AG Stamford

Currency Abbreviations:
EUR	Euro	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
GBP	British Pound	TRY	Turkish New Lira

Other Abbreviations:
SP - GDR	Sponsored Global Depositary Receipt

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 27, 2016

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 27, 2016